                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             Universal Access, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


      Delaware                                                  36-186543
--------------------------------------------------------------------------------
(State of incorporation                                     (I.R.S. Employer
   or organization)                                        Identification No.)

                     100 North Riverside Plaza, Suite 2200
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-                 (if applicable):


Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                                (Title of Class)

Item 1. Description of Registrant's Securities to be Registered

        The class of securities to be registered hereunder is Common Stock, $.01 par value per share, of Universal Access, Inc. (the "Registrant"). The description of capital stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-93039), as originally filed or subsequently amended (the "Registration Statement on Form S-1"), which Registration Statement on Form S-1 was originally filed with the Securities and Exchange Commission on December 17, 1999, is incorporated herein by reference.

Item 2. Exhibits


  Number                                Description
-----------     ----------------------------------------------------------------
   3.1(1)       Certificate of Incorporation of the Registrant
   3.2(1)       Bylaws of Registrant
   4.1(2)       Specimen Stock Certificate

--------
(1) Incorporated herein by reference to the exhibits of the same number in the Registration Statement on Form S-1.

(2)     To be filed by amendment.

                                    SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  December 17, 1999

                                      UNIVERSAL ACCESS, INC.




                                      By: /s/ DONNA M. SHORE
                                         ---------------------------------------
                                         Donna M. Shore, Chief Financial Officer

                               Index to Exhibits


  Exhibit
   No.                                    Exhibit
-----------     ----------------------------------------------------------------
   3.1(1)       Certificate of Incorporation of the Registrant
   3.2(1)       Bylaws of Registrant
   4.1(2)       Specimen Stock Certificate

-----------
(1) Incorporated herein by reference to the exhibits of the same number in the Registration Statement on Form S-1.

(2) To be filed by amendment.